EXECUTION COPY


              WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

                       AIRPORT SYSTEMS INTERNATIONAL, INC.

                                                                  WARRANT NO.  3

NEITHER THIS WARRANT, NOR THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER, SALE OR OTHER DISPOSITION OF THIS WARRANT OR SUCH SHARES MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS WARRANT OR SUCH SHARES HAS BECOME EFFECTIVE UNDER SAID ACT, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE HAS BECOME EFFECTIVE, OR AIRPORT SYSTEMS INTERNATIONAL, INC. HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO AIRPORT SYSTEMS INTERNATIONAL, INC. THAT SUCH REGISTRATION IS NOT REQUIRED WITH RESPECT TO SUCH PROPOSED DISPOSITION THEREOF, AND THAT SUCH DISPOSITION WILL NOT CAUSE THE LOSS OF THE EXEMPTION UPON WHICH AIRPORT SYSTEMS INTERNATIONAL, INC. RELIED IN ISSUING THIS WARRANT OR SUCH SHARES TO THE ORIGINAL OWNER THEREOF.

                                                WARRANT TO PURCHASE 45,635
                                                SHARES OF COMMON STOCK

      FOR VALUE RECEIVED, AIRPORT SYSTEMS INTERNATIONAL, INC. (the "Company"), a Kansas corporation, hereby certifies that KCEP VENTURES II, L.P., or any permitted transferee of this Warrant (the "Holder"), is entitled to purchase from the Company, at any one time in whole, or from time to time in part, during the seven-year period commencing February 7, 2000 and ending at 5:00 p.m., Kansas City time, on February 7, 2007, forty-five thousand six hundred thirty-five (45,635) fully paid and nonassessable shares of the authorized but presently unissued common stock, $.01 par value, of the Company ("Common Stock") at a purchase price of $3.30 per share; PROVIDED, HOWEVER, that the number of shares of Common Stock to be delivered upon any exercise of this Warrant and the purchase price to be paid for each such share, shall be subject to adjustment from time to time as hereinafter set forth; and, PROVIDED FURTHER, that the Purchaser shall not make any partial purchase of Warrant Shares unless the total number of Warrant Shares to be purchased in such partial purchase shall be equal to or greater than 10,000. The Company covenants and agrees that it will pay when due any and all taxes which may be payable in connection with the issuance of this Warrant, or the issuance of any Warrant Shares upon the exercise of this Warrant; but the Company shall not be required to pay any tax in respect to any subsequent transfer of this Warrant or the Warrant Shares. The shares of Common Stock issuable and issued upon such exercise, as so adjusted from time to time, together with all shares of Common Stock issuable and issued pursuant to other Warrants which may be issued upon transfer or partial exercise of this Warrant, are hereinafter referred to

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as the "Warrant Shares" and the purchase price, as adjusted, for each Warrant
Share which is in effect from time to time is hereinafter referred to as the "Warrant Price."

      1. EXERCISE OF WARRANT.

      1.1 EXERCISE OF WARRANT. The Holder may exercise this Warrant, as a whole at any one time or in part from time to time during the seven-year period commencing February 7, 2000 and ending at 5:00 p.m., Kansas City time, on February 7, 2007, by the surrender of this Warrant, together with the Notice of Exercise attached hereto duly executed and specifying therein the number of Warrant Shares to be purchased upon such exercise (which number shall be equal to or greater than 10,000) and the Warrant Price then in effect and containing the requisite information required to be furnished therein, at the then principal executive office of the Company, accompanied by payment, in the manner set forth below, equal to the Warrant Price in effect at the date of such exercise multiplied by the total number of Warrant Shares to be purchased upon such exercise. Payment for Warrant Shares purchased upon any such exercise shall be made by wire transfer payable in available funds to the order of the Company. If any such exercise is for less than all of the Warrant Shares then issuable under this Warrant, such exercise shall be for a number of whole Warrant Shares and the Company at its expense promptly shall issue and deliver to the Holder a new Warrant covering on the face thereof the number of Warrant Shares in respect of which this Warrant is not then exercised. Upon receipt by the Company of this Warrant at the office or agency of the Company, along with payment and the Notice of Exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

      1.2 COMPANY TO REAFFIRM OBLIGATIONS. The Company, at the time of each exercise of this Warrant, upon the request of the Holder, will acknowledge in writing its continuing obligation to afford to the Holder any rights (including, without obligation, any right to registration or qualification of the Warrant Shares or other securities, if any, issued upon such exercise) to which the Holder shall continue to be entitled after such exercise pursuant to the provisions hereof; PROVIDED that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Holder any such rights.

      2. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as practicable (and in no event later than 10 days) after each exercise and surrender of this Warrant, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued and delivered to the Holder a certificate or certificates, registered in the name of the Holder, for the number of fully paid and nonassessable Warrant Shares to which the Holder shall be entitled upon such exercise, plus, in lieu of any fractional Warrant Shares to which the Holder would otherwise be entitled, cash in an amount equal to the fair value of such fractional Warrant Shares as of the date of exercise determined as follows:

            (a) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, or quoted on the Nasdaq National Market ("Nasdaq") the current value shall be the last reported sale price of the Common Stock on such exchange or market on the last business day prior to the date of

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      exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or market; or

            (b) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current value shall be the mean of the last reported bid and asked prices reported by the Nasdaq (or, if not so quoted on Nasdaq, by the National Quotation Bureau, Inc.) on the last business day prior to the date of the exercise of this Warrant; or

            (c) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company, such determination to be final and binding on the Holder.

Together with the Certificates for the Warrant Shares, the Company shall also deliver any other stock or other securities (collectively, "Other Securities") and property (including cash, where applicable) to which such Holder may be entitled upon such exercise pursuant to the provisions hereof.

      3. AUTHORIZATION AND RESERVATION OF WARRANT SHARES. The Company represents and warrants to the Holder that (a) it has all requisite corporate power and authority, and has taken all necessary corporate action, to issue and deliver this Warrant, to authorize and reserve for issuance and, upon payment of the Warrant Price therefor, to issue and deliver the Warrant Shares, and (b) the execution and delivery of this Warrant and the consummation of the transactions herein contemplated will not result in a breach or violation of, or constitute a default or an event permitting acceleration of the rights of any third party under, the Articles of Incorporation, as amended, or the Amended and Restated Bylaws of the Company or any mortgage, lease, indenture, agreement, instrument, statute, decree, order, judgment, rule or regulation to which the Company is subject or a party. The Company agrees that, prior to the expiration of this Warrant, the Company at all times will have authorized and in reserve, solely for issuance and delivery upon the exercise of this Warrant, the total number of Warrant Shares as from time to time may be issuable upon exercise of this Warrant, and shall keep such Warrant Shares, as well as any and all Other Securities and property as from time to time shall be deliverable to the Holder upon the exercise of this Warrant, available for delivery to the Holder, free and clear of all restrictions on, and preemptive rights with respect to, such issuance and delivery.

      4. REORGANIZATION, CONSOLIDATION, MERGER, ETC.

      4.1 GENERAL. If, at any time or from time to time when this Warrant remains outstanding, the Company shall (a) effect a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, or (b) merge into any other person, firm or entity or (c) transfer all or substantially all of its property or assets to any other person, firm or entity under any plan or arrangement contemplating the exchange of the Company's stock or assets for stock and/or other property (including cash) with, in the circumstance described in this Section 4.1(c), the view to distributing such stock and/or other property (including cash) to the Company's stockholders upon the dissolution of the Company within 24 months after the date of such transfer, then, and in each such case, the Holder of this Warrant, upon the exercise hereof as provided in Section 1 at any time after the effective date of such reorganization or merger, or the effective date of such transfer and dissolution, as the case may be, shall be entitled to receive (and the Company shall be required to deliver), in lieu of the Common Stock (or Other Securities) issuable upon such exercise prior to such effective date, the stock and/or other property (including cash) to which the Holder would have been entitled immediately following such effective date if the Holder had so exercised this Warrant immediately prior thereto (or on the record date with respect to said transaction if such exercise on such date otherwise would have been a condition to the receipt of such stock and/or other property).

      4.2 REPLACEMENT OF WARRANT. Upon any reorganization or merger or any transfer and subsequent dissolution described in subsection 4.1 hereof, each Warrant Share purchasable upon exercise of this Warrant shall be deemed thereafter to have been replaced for the purposes hereof by the stock and/or other property (including cash) issued or distributed in respect of one share of Common Stock of the Company as a consequence of such reorganization, merger, or such transfer and dissolution, as the case may be, and adequate provision to effect such replacement shall be made at the time thereof, and notice of the provision for such replacement so proposed to be made shall be mailed to the Holder, together with the notice of such reorganization, merger or transfer and dissolution as provided in Section 6 hereof.

      4.3 RECAPITALIZATION. If, at any time or from time to time when this Warrant remains outstanding, the Company shall effect a recapitalization of such character that the Warrant Shares shall be changed into or become exchangeable for a larger or smaller number of shares of Common Stock, then thereafter the number of Warrant Shares which the Holder shall be entitled to receive upon exercise of this Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock of the Company by reason of such recapitalization, and the Warrant Price of such recapitalized Warrant Shares shall, in the case of an increase in the number of shares of Common Stock of the Company, be proportionately reduced, and in the case of a decrease in the number of shares of Common Stock of the Company, be proportionately increased. An adjustment made pursuant to this subsection 4.3 shall become effective as of the effective date of such recapitalization.

      4.4 OTHER ADJUSTMENTS, WARRANT SHARES ADJUSTED. The Company, by action of its Board of Directors, shall make such other equitable adjustments to the Exercise Price as may be necessary to protect the Holder against dilution of this Warrant, as contemplated in this Section 4.

      5. ADJUSTMENTS TO PREVENT DILUTION.

      5.1 ADJUSTMENTS FOR STOCK DIVIDENDS, ETC. If the Company shall pay a dividend in shares of its Common Stock, subdivide (split) its outstanding shares of Common Stock, combine (reverse split) its outstanding shares of Common Stock, or issue by reclassification of its shares of Common Stock any shares or other securities of the Company, the number of shares of Common Stock the Holder hereof is entitled to purchase pursuant to this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive upon exercise that number of shares of Common Stock which he or she would have owned or would have been entitled to receive after the happening of any of the events described above had this Warrant been exercised immediately prior to the happening of such event, and the Warrant Price per share shall be correspondingly adjusted. An adjustment made pursuant to this subsection 5.1 shall become effective immediately after the record date in the case of the stock dividend or other distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. The Holder of this Warrant shall be entitled to participate in any subscription or other rights offering made to holders of shares of Common Stock (other than an offering of rights pursuant to a shareholder rights plan or similar plan protecting control of the Company) as if it had purchased the full number of shares as to which this Warrant remains unexercised immediately prior to the record date for such rights offering.

      5.2 ADJUSTMENT OF WARRANT PRICE UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. In case the Company shall issue Additional Shares of Common Stock at a price per share of Common Stock less than the Warrant Price in effect on the date of and immediately prior to such issue, then, and in such event, the Warrant Price per Warrant Share shall be determined by dividing the Warrant Price per Warrant Share by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such Additional Shares of Common Stock plus the number of Additional Shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such Additional Shares of Common Stock plus the number of shares which the aggregate offering consideration of the total number of Additional Shares of Common Stock so offered would purchase at such Warrant Price. Such adjustments shall be made whenever such Additional Shares of Common Stock are issued. For the purpose of this subsection 5.2, the term "Additional Shares of Common Stock" shall mean all shares of Common Stock, plus rights, options or warrants to subscribe for, purchase or otherwise acquire shares of Common Stock, or securities convertible or exchangeable into shares of Common Stock; provided, however, that such term shall not mean stock awards, rights, options or warrants granted to directors, management or employees of the Company pursuant to any director, management or employee plans approved by the Board of Directors of the Company.

      5.3 LIMITATIONS ON ADJUSTMENTS. No adjustment shall be required pursuant to the provisions of subsection 5.1 or 5.2 hereof unless such adjustment would require a change of at least 1 % in the Warrant Price; PROVIDED, however, that any adjustments which, pursuant to the provisions of this subsection 5.3, are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

      5.4 CERTIFICATE AS TO ADJUSTMENTS. Whenever the Warrant Price and/or number of Warrant Shares is adjusted as provided in this Warrant and upon any modification of the rights of the Holder in accordance with the provisions of this Warrant, the Company shall (a) promptly prepare a certificate, signed by the Company's chief financial officer, setting forth the Warrant Price and the number of Warrant Shares after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and (b) cause copies of such certificate to be mailed (in accordance with Section 13 below) to the Holder of this Warrant.

      6. NOTICES OF RECORD DATE, ETC. In the event of:

            (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right,

            (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of the type described in Section 4.1(c) of all or substantially all the assets of the Company to or merger of the Company into any other person,

            (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

            (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities (other than in a transaction or pursuant to the exercise of a warrant, right or option which, pursuant to the provisions of Sections 4 or 5 hereof would not give rise to any adjustment of the Warrant Shares or Warrant Price), or any right or option (other than rights or options under any employee stock bonus, stock purchase or stock option plan) to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issuance of Warrant Shares or Other Securities upon the exercise of this Warrant), then and in each such event the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date therein specified.

      7. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation, as amended, or through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against such dilution or such other impairment. Without limiting the generality of the foregoing, the Company

(a) will not increase the par value of any shares of stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise,
(b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock upon the exercise of this Warrant and (c) will not make a transfer of the type described in Section 4.1(c) of all or substantially all of its properties and assets to any other person (corporate or otherwise), or merge into any other person or permit any such person to merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of this Warrant.

      8. TRANSFERABILITY OF WARRANTS.

      8.1 SECURITIES ACT OF 1933. This Warrant or the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be offered or sold except in compliance with the Securities Act of 1933, as amended, and then only against receipt of an agreement of such person to whom such offer of sale is made to comply with the provisions of this subsection 8.1 with respect to any resale or other disposition of such securities.

      The Company may cause the following legend to be set forth on each certificate representing Warrant Shares or any other security issued or issuable upon exercise of this Warrant not theretofore distributed to the public pursuant to a registered offering or sold to underwriters for distribution to the public pursuant to a registered offering, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

            THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER, SALE OR OTHER DISPOSITION OF THE SHARES MAY BE MADE UNLESS A REGISTRATION STATEMENT UNDER SAID ACT, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE, HAS BECOME EFFECTIVE, OR AIRPORT SYSTEMS INTERNATIONAL, INC. HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED WITH RESPECT TO SUCH PROPOSED DISPOSITION THEREOF AND THAT SUCH DISPOSITION WILL NOT CAUSE THE LOSS OF THE EXEMPTION UNDER THE SECURITIES LAW ON WHICH AIRPORT SYSTEMS INTERNATIONAL, INC. ORIGINALLY RELIED IN ISSUING OR SELLING THE SHARES TO THE ORIGINAL HOLDER THEREOF.

      8.2 OTHER LIMITATIONS. This Warrant may be sold, transferred, assigned or hypothecated, in whole or in part, only to (a) partners of Kansas City Equity Partners L.C., or KCEP Ventures II, L.P., (b) successors to Kansas City Equity Partners L.C., or KCEP Ventures

II, L.P., in a merger, consolidation or other reorganization, (c) transferees, or officers of transferees of Kansas City Equity Partners L.C., or KCEP Ventures II, L.P., in the event of liquidation or dissolution of either such entity, or
(d) a purchaser, or officers of a purchaser, of substantially all of the assets of Kansas City Equity Partners L.C., or KCEP Ventures II, L.P., and shall be so transferable only upon the books of the Company which the Company shall cause to be maintained for such purpose, provided however, any such transfer is in an amount which permits the transferee to purchase a minimum of 10,000 Warrant Shares, unless otherwise consented to by the Company. The Company may treat the registered holder of this Warrant appearing on the Company's books at any time as the Holder for all purposes.

      9. REGISTRATION RIGHTS. Pursuant to that certain Investor's Rights Agreement, dated as of the date hereof, by and between the Company and KCEP Ventures II, L.P., KCEP Ventures II, L.P. has received certain "demand" and "piggy-back" registration rights with respect to the Warrant Shares.

      10. LOSS, ETC., OF WARRANT. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

      11. EXCHANGE LISTING. Prior to the issuance of any Warrant Shares, the Company at its own expense, shall secure the listing of such shares upon any securities exchange upon which shares of the Company's Common Stock are listed.

      12. WARRANT HOLDER NOT STOCKHOLDER. Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent or to receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof.

      13. NOTICES AND COMMUNICATIONS. No notice or other communication under this Warrant shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

            (a) the Company at 11300 West 89th Street, Overland Park, Kansas 66214, Attention: President, or such other address as the Company has designated in writing to the Holder, or

            (b) the Holder at 233 West 47th Street, Kansas City, Missouri 64112, or such other address as the Holder has designated in writing to the Company.

      14. HEADINGS. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

      15. APPLICABLE LAW. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of Kansas.

            IN WITNESS WHEREOF, intending to be legally bound and to bind its successors and assigns, AIRPORT SYSTEMS INTERNATIONAL, INC. has caused this Warrant to be signed by its President and attested by its Secretary this 7th day of February, 2000.


                                    AIRPORT SYSTEMS INTERNATIONAL, INC.
ATTEST:

                                    By __________________________________
                                          Keith S. Cowan, President

By ____________________________
      Secretary

                               NOTICE OF EXERCISE

            The undersigned, ____________________, holder of the Warrant, dated February 7, 2000, granted by Airport Systems International, Inc., hereby (1) exercises the right to purchase ______ shares of Common Stock, $.01 par value, of Airport Systems International, Inc. which the undersigned is entitled to purchase under the terms of such Warrant, and (2) makes payment in full for the number of shares of Common Stock so purchased by payment of $_______________ (such sum being the product obtained by multiplying the number of shares specified above by the Warrant Price of $_______________ per share in effect at the date hereof).

            Please issue the certificate for shares of Common Stock in the name of, and pay any cash for any fractional shares, to:


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                               Print or type name


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               Social Security or other identifying tax number


--------------------------------------------------------------------------------
                                 Street Address

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City                                State                         Zip Code

and, if said number of shares shall not be all the shares purchasable thereunder, a new warrant for the unexercised portion of such Warrant issued to:


--------------------------------------------------------------------------------
                               Print or type name


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               Social Security or other identifying tax number


--------------------------------------------------------------------------------
                                 Street Address


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City                                State                         Zip Code

Dated:_________________________     __________________________________________
                                    Signature

                                    (signature must conform in all respects
                                    to name of holder as specified on the
                                    face of the Warrant)